SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                         Date of Report - August 1, 2005
                        ORRSTOWN FINANCIAL SERVICES, INC.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)

 Pennsylvania                33-18888                        23-2530374
----------------         -----------------                 -------------
(State or other           (Commission File                 (IRS Employer
jurisdiction of                Number)                    Identification
incorporation)                                                 Number)


77 East King Street
P. O. Box 250, Shippensburg, Pennsylvania                       17257
-----------------------------------------                   ------------
(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code:       (717) 532-6114
                                                          --------------



                                       N/A
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

























                           Page 1 of 7 Numbered Pages
                        Index to Exhibits Found on Page 5
Item 1.01 Entry Into Material Agreements.

          Not Applicable.

Item 1.02 Termination of Material Agreement.

          Not Applicable.

Item 1.03 Bankruptcy.

          Not Applicable.

Item 2.01 Acquisition - Disposition of Assets.

          Orrstown Bank announced today that it has entered into a definitive agreement to purchase an investment management firm based in Carlisle, Pennsylvania.

Item 2.02 Result of Operations - Financial Condition.

          Not Applicable.

Item 2.03 Financial Obligations - Off-Balance Sheet.

          Not Applicable.

Item 2.04 Acceleration of Financial Obligations.

          Not Applicable.

Item 2.05 Exit or Disposal Activities

          Not Applicable.

Item 2.06 Material Impairments

          Not Applicable.

Item 3.01 Notice of Delisting or Noncompliance

          Not Applicable.

Item 3.02 Unregistered Sale of Securities

          Not Applicable.

Item 3.03 Modification of Shareholder Rights.

          Not Applicable.

Item 4.01 Change in Accountants.

          Not Applicable.


                           Page 2 of 7 Numbered Pages
                        Index to Exhibits Found on Page 5

Item 4.02 Non-Reliance on Financial Statements.

          Not Applicable.

Item 5.01 Change in Control.

          Not Applicable.

Item 5.02 Resignation of Directors - Principal Officers.

          Not Applicable.

Item 5.03 By-Law Amendments - Change in Fiscal Year.

          Not Applicable.

Item 5.04 Suspension of Trading - Employee Benefit Plans.

          Not Applicable.

Item 5.05 Code of Ethics.

          Not Applicable.

Item 7.01 Regulation FD.

          Not Applicable.

Item 8.01 Voluntary Disclosure of Other Events.

          Not Applicable.

Item 9.01. Exhibits

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Exhibit:

               99 News Release, dated August 1, 2005 of Orrstown Financial Services, Inc.










                           Page 3 of 7 Numbered Pages
                        Index to Exhibits Found on Page 5

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              ORRSTOWN FINANCIAL SERVICES, INC.
                              (Registrant)


Dated:  August 1, 2005        /S/Bradley S. Everly
                              -----------------------------
                              Bradley S. Everly
                              Senior Vice President & CFO
                              Chief Financial Officer






































                           Page 4 of 7 Numbered Pages
                        Index to Exhibits Found on Page 5



                                  EXHIBIT INDEX


                                                        Page Number
                                                        In Manually
 Exhibit                                               Signed Original

   99             News Release, dated August 1, 2005,
                  of Orrstown Financial Services,
                  Inc.                                        6










































                           Page 5 of 7 Numbered Pages
                        Index to Exhibits Found on Page 5
                                                                      Exhibit 99


                        Orrstown Financial Services, Inc.


FOR IMMEDIATE RELEASE                                              CONTACT:
                                                                Robert J. Gentry
                                                           Director of Marketing
                                                              717-530-3545 Phone
                                                                717-532-4099 Fax


       ORRSTOWN BANK ANNOUNCES AGREEMENT TO PURCHASE ASSET MANAGEMENT FIRM

     Shippensburg, PA (August 1, 2005) - Orrstown Bank announced today  that  it has  entered  into  a definitive agreement to purchase an investment  management firm  based in Carlisle, Pennsylvania. The firm, which does business  under  the trade  name  Gibb  Financial Services, Inc., will operate as  part  of  Orrstown

Bank's Asset Management Division.

     Marlin Gibb of Gibb Financial Services, Inc. is a Registered Representative

through  Cadaret  Grant, & Co., Inc. with approximately $80  million  of  assets under  management.  Mr.  Gibb  offers a wide array  of  investment  services  to individuals  and businesses located throughout central Pennsylvania.  Initially,

it  will  be  operating  from its' current location at 16 West  Pomfret  Street.

Marlin  Gibb,  a  well  known resident of Carlisle, is  the  principal  of  Gibb

Financial Services, Inc.

       Brokerage services are provided through Cadaret, Grant & Co., Inc. member of  NASD  and  SIPC.  Cadaret,  Grant  has gained  a  reputation  for  providing independent  investment consultants with the resources, services,  and  products they need to build portfolios based on the client's objectives.

     Commenting  on the transaction, Kenneth R. Shoemaker, President  and  Chief

Executive  Officer of Orrstown Bank, stated, "We are delighted that Marlin  Gibb has  chosen  Orrstown  Bank to acquire his business, and  we  will  welcome  his clients to our

                                   --  MORE --









                           Page 6 of 7 Numbered Pages
                        Index to Exhibits Found on Page 5


growing family of hometown customers.  The Gibb Financial Services business is a perfect  fit for Orrstown Bank as we seek to be the provider of choice  when  it comes  to  investment management services. Marlin has built  a  very  successful business  and  we  hope  to  continue his tradition of providing  competent  and friendly service to his clients."

     Marlin Gibb stated, "I'm very excited about the prospect of partnering with

Orrstown Bank. Our customers will benefit from a wider breadth of services  from an  organization  that  focuses on personal attention and  investment  guidance.

Their exceptional growth and performance through the years gives clear testimony to their ability to deliver what they promise."

     Orrstown Bank's parent company, Orrstown Financial Services, Inc., has over

$570  million  in  assets and provides a full range of consumer  and  commercial financial  services  to  clients  located  throughout  Cumberland  and  Franklin

Counties in central Pennsylvania.  Orrstown Financial Services, Inc.'s stock  is traded in the over-the-counter market under the symbol ORRF.


Mutual funds, annuities, and other investments are not insured by the FDIC or any other federal government agency, they are not deposits, and are not obligations of, or guaranteed by, Orrstown Bank or any of its affiliated entities. These instruments are subject to investment risks, including the possible loss of value. Securities offered through Registered Representatives of Cadaret, Grant & Co., Inc., member NASD/SIPC. Orrstown Bank, Orrstown Financial Services and Cadaret, Grant are separate entities.






















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                        Index to Exhibits Found on Page 5